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                                                           Exhibit (10) (j)



                                   AMENDMENT NO. 1

                            THE WEST COMPANY INCORPORATED
                       SUPPLEMENTAL EMPLOYEES' RETIREMENT PLAN

               The West Company, Incorporated hereby amends its
          Supplemental Employees' Retirement Plan as set forth below:

          I. SECTION 3 is hereby deleted and the following substituted therefor:

                    3. The monthly normal retirement benefit calculated under this Plan at a Participant's attainment of age 65 shall be equal to the benefit that would have been paid under the SERP if the amount of the monthly benefit under the SERP as in effect when the Participant attained age 65 (assuming payment in the form of a single life annuity with no period certain) was calculated (i) by taking into account compensation a Participant elected to defer under The West Company Non-Qualified Plan for Designated Executive Officers for purposes of determining his Average Annual Earnings, and (ii) without taking the Code Limits into account, reduced by the offset provided in paragraph 4.

                    To record the adoption of this Amendment No. 1 to the Plan, The West Company, Incorporated has caused its authorized officers to affix its name and seal this 1st day of November, 1994.


          [CORPORATE SEAL]              THE WEST COMPANY, INCORPORATED


          Attest:                  By:
               ------------------       -----------------------------------
               John R. Gailey III       George R. Bennyhoff
               Secretary                Senior Vice President
                                        Human Resources and Public Affairs